Exhibit 10.10
RESTRICTED STOCK AGREEMENT
          Chronic Care Solutions Holding, Inc. (the “Company”), pursuant to its Stock Incentive Plan (the “Plan”), hereby grants to Holder the number of shares of Restricted Stock set forth below at the Purchase Price set forth below. The shares of Restricted Stock are subject to all of the terms and conditions set forth herein as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

Holder:

Date of Grant:

Number of Shares of Time Vested Restricted Stock:

Number of Shares of Exit Vested Restricted Stock:

Purchase Price

Vesting Schedule:

Time Vested Restricted Stock:	The Time Vested Restricted Stock shall vest in accordance with the terms and conditions set forth in Section 7(c)(ii) of the Plan.

Exit Vested Restricted Stock:	The Exit Vested Restricted Stock shall vest in accordance with terms and conditions set forth Section 7(c)(iii) of the Plan.

Termination of Employment or Service:	Section 7(e) of the Plan regarding treatment of the Restricted Stock upon termination of the Holder’s employment or service is incorporated herein by reference and made a part hereof.

Restrictions on Shares and Voting Proxy:	Section 9 of the Plan regarding restrictions on Stock is incorporated herein by reference and made a part hereof.

As a condition of the grant the Restricted Stock hereunder, Holder hereby grants to the Warburg Investors, acting jointly, the Holder’s irrevocable proxy, and appoints the Warburg Investors, or any designee or nominee of the Warburg Investors, as the Holder’s attorney-in-fact (with full power of substitution and resubstitution), for and in its name, place and stead, to (i) vote or act by written consent with respect to the Stock (whether or not vested) now or hereafter owned by the Holder (or any transferee) (including the right to sign his or her name (as a shareholder) to any consent, certificate or other document relating to the Company that applicable law may require) in connection with any and all matters, including, without limitation, the election of directors (other than any amendment to the Plan that would require shareholder approval), and (ii) if requested by the underwriters managing any public offering of the Stock, execute a lock-up agreement containing terms consistent with Section 9(a) of the Plan. This proxy shall be coupled with an interest, and the Holder will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. The proxy described hereunder shall terminate upon the expiration of the Lock-Up Period.

Additional Terms:	The Restricted Stock shall be subject to the following additional terms:

	•	The Restricted Stock granted hereunder shall be registered in Holder’s name on the books of the Company, but the certificates evidencing such Restricted Stock shall be retained by the Company while the Restricted Stock remains unvested or subject to the prohibition on transfer set forth in Section 9 of the Plan, and, in each case, for such additional time as the Committee determines appropriate in its reasonable discretion.

	•	Upon vesting of the Restricted Stock (or such other time that the Restricted Stock is taken into income), Holder shall satisfy applicable withholding tax obligations as provided in Section 16 of the Plan.

	•	This Restricted Stock Agreement does not confer upon Holder any right to continue as an employee or service provider of the Company, the Employer or any of their respective Affiliates.

	•	This Restricted Stock Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.
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THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNDER THIS RESTRICTED STOCK AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE RESTRICTED STOCK AGREEMENT AND THE PLAN.

CHRONIC CARE SOLUTIONS HOLDING, INC.	HOLDER

Signature	Signature

Name:	Date:

Title:

Date: